THE BRANDYWINE FUNDS

Managed by Friess Associates, LLC       Quarterly Report      December 31, 2002

DEAR FELLOW SHAREHOLDERS:

   Carnage -- pure and ugly. Hard to find better words to describe investor results around the world in 2002. The German stock market fell 44 percent. Autsch! (Ouch!)

   Foster and I continue to keep all our equity investments alongside yours, and we're glad 2002 is behind us. We see last year's continued downdraft as an en-couraging indication that the pendulum in this post-bubble environment could be poised to swing back favorably. While many sectors are not undervalued, we're finding individual companies that are.

   Last year, market icons Home Depot and Intel dropped 50 percent. McDonald's, GE and IBM fell almost 40 percent. Among the worst performing groups were semiconductors, communications technology and telecom, down 50, 41 and 36 percent. Slower growth and high PEs kept us out of drops in the big-name stocks while we sidestepped big tech declines thanks to continued caution since successfully exiting soon-to-stumble tech stocks in 2000.

   However, unlike the year 2000 when Brandywine and Brandywine Blue rose 7.1 and 6.8 percent in the context of a nearly 40 percent decline in the Nasdaq Composite, we didn't escape all the negativity in 2002.

   We failed to recognize that consumer-electronics stores were selling DVDs as loss leaders. Our Blockbuster holding, with a narrow product line, had less opportunity for tangential sales. The main result -- damaged profits. Our error cost Brandywine 9 pennies a share. Tenet Healthcare delivered a body blow that was hard to see coming (described in more detail on pages 4 or 9). It cost Brandywine and Brandywine Blue 25 cents and 37 cents per share.

                                   BRANDYWINE            BRANDYWINE BLUE
 CUMULATIVE                         % CHANGE                 % CHANGE
 ----------                         --------                 --------
 QUARTER                              -4.2                      0.6
 ONE YEAR                            -21.7                    -13.5
 FIVE YEARS                            1.6                      5.5
 TEN YEARS                           136.6                    167.0
 INCEPTION                           667.3*<F1>               322.8**<F2>

 ANNUALIZED
 ----------
 FIVE YEARS                            0.3                      1.1
 TEN YEARS                             9.0                     10.3
 INCEPTION                            12.7*<F1>                12.8**<F2>

*<F1> 12/30/85   **<F2> 1/10/91

Past performance does not guarantee future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   Your research team also isolated offsetting positives, including John Ragard's 60 percent rise in Nextel, currently the only profitable nationwide wireless carrier; Ethan Steinberg's 93 and 73 percent gains in Petsmart and Corinthian Colleges; and Linda Farquhar's Willis Group Holdings, up 35 percent. Health-care companies UnitedHealth Group, Boston Scientific and Anthem grew about 20 percent.

   These bright spots helped contain the damage in Brandywine to a 21.7 percent decline, putting it in the top 27 percent of Morningstar's mid-cap growth group. Brandywine Blue declined "only" 13.5 percent, outperforming 98 percent of the large-cap growth category.

   Since we always focus on earnings realities while being sensitive to price-to-earnings ratios, we tend to lag in more speculative environments like the December quarter. If we're right about the pendulum over-swinging to the downside, performance since the previous broad market low in 1998 bolsters our confidence that excellent opportunities for company-by-company stock picking often follow those periods when things seem bleakest.

   The table to the left shows one, five and 10-year results. The chart below reflects performance since the October 8, 1998 market bottom and underscores the importance of viewing results over periods longer than a quarter, or even one or two years.

                       PERFORMANCE SINCE PREVIOUS MARKET LOW

                                     Cumulative Percent Return
                                     -------------------------
   Brandywine Blue                             55.3%
   Brandywine Fund                             47.5%
   S&P 500                                     -3.1%
   NASDAQ Composite                            -5.9%

One year and annualized five and 10-year returns through December 31, 2002 were -22.2, -0.6 and 9.3 percent for the S&P 500 Index and -31.5, -3.2, and 7.0 percent for the Nasdaq Composite Index.

   Middle East tensions, terrorist attacks and possible war are not the only reasons we maintain our cautious approach into 2003. Corporate America's heavy debt and low capacity utilization combined with a consumer in need of a rest concern us, but good ideas still abound. We just don't expect a rising tide to lift all boats. We'll keep doing research legwork the same way we have for nearly three decades through interviews with company managements, customers, competitors and suppliers to glean insights from the frontlines of the economy.

   Brandywine's stocks grew earnings 34 percent in the last quarter and are expected to grow 2003 earnings 29 percent. Its average holding sells at a modest 15 times 2003 earnings estimates.

   Here are a few trends driving some of the earnings strength that your research team isolated:

   Generic drug adoption looks to be taking place faster than Wall Street expects, according to James Gowen. An estimated $18 billion to $20 billion worth of branded drugs will face generic competition in 2003, followed by another $11 billion in 2004. Employers, workers and managed-care companies are pushing for lower-cost generics as one way to control spiraling health-care costs.

   This is supported by pharmacy benefit managers, wholesalers and distributors that benefit from better-than-expected adoption rates. Washington announced its support of accelerating generic substitution and, if a Medicare prescription benefit comes to be, generics will play a role. Amid the worst state budget deficits in decades, state Medicaid programs are another sizable force pressuring for wider use of generics.

   With grain stockpiles at their lowest in 25 or 30 years, Jon Fenn sees farmers planting more this season to capitalize on attractive crop prices. They're going to need fertilizer. Companies such as Agrium are well positioned to reap benefits from rising fertilizer use. Agrium enjoys a competitive advantage in the production of nitrogen fertilizer because it has long-term natural gas contracts that enable it to get gas at about half the price of competitors buying in the open market.

   Nate Dougall expects continued demand for security products, including baggage screeners like the ones made by L-3 Communications. His research led him to recently isolate Analogic, a smaller company that's a major supplier of scanners for L-3's machines. Analogic is developing a carry-on baggage screener that can detect plastic explosives, something current technology cannot do. Domestic government agencies and the Chinese government, which must gear up for the Olympics, should be good sources of incremental orders.

   Even widespread uncertainty creates opportunity, as the Analogic example shows. Farmers will buy fertilizer whether we go to war or not, and Agrium will still have access to low-priced natural gas. Likewise, insurance companies, corporations and patients will want to pay less for prescription drugs under just about any imaginable circumstances. Opportunities exist for those willing to do the digging to look beneath broad economic statistics at the individual-company level.

   While we're grateful the Brandywine Funds held as well as they did considering how others suffered to a greater degree, it does not escape us that you can't buy anything with relative performance. We're determined to generate positive returns for you in the years ahead.

   Foster, Chris, John, Jon and the rest of the gang invested alongside you send their best.

   God Bless!

   Bill D'Alonzo
   Chief Executive Officer                                     January 8, 2003

CAPITAL GAINS UPDATE . . .

   The Brandywine Funds distributed no capital gains in 2002, so you will not receive Form-1099 from the Funds. If you did not sell any Brandywine or Brandywine Blue shares during the year, there should be no current tax implications related to your investment.

   As of December 31, 2002, Brandywine and Brandywine Blue can realize gains of approximately $10.29 and $7.09 per share without triggering taxable capital gains distributions in 2003. Please keep an eye out for updates in future quarterly reports.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. L-3 Communications Holdings, Inc.             +1.0%
 2. Nextel Communications, Inc.                  +65.6%
 3. Allstate Corp.                                -9.0%
 4. Aetna Inc.                                    +1.2%
 5. Deere & Co.                                   -2.0%
 6. TJX Companies, Inc.                           +1.3%
 7. Newell Rubbermaid Inc.                       -12.3%
 8. St. Jude Medical, Inc.                        +9.6%
 9. Pepsi Bottling Group, Inc.                    -3.1%
10. Progressive Corp.                             -8.0%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             30%
                         S&P 500                    12%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2002.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     19.3%

                                    MID CAP
                            $2 billion to $9 billion
                                     55.5%

                                   SMALL CAP
                                below $2 billion
                                     21.2%

                                      CASH
                                      4.0%

                            TOP TEN INDUSTRY GROUPS

Medical/Managed Care (10.0%)
Insurance (8.6%)
Machinery & Miscellaneous Manufacturing (8.0%)
Food/Restaurants (6.9%)
Apparel & Shoe Retailers  (6.9%)
Medical Services (6.0%)
Aerospace/Defense (5.7%)
Specialty Retailing (4.8%)
Medical Products (4.7%)
Health Care Related (4.6%)
All Others (29.8%)
Cash (4.0%)

                                BRANDYWINE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                             $ GAIN
    BIGGEST $ WINNERS     (IN MILLIONS)     % GAIN     REASON FOR MOVE
    -----------------     -------------     ------     ---------------

         Nextel
  Communications, Inc.        $40.1          53.0      Nextel's unique walkie-talkie Direct Connect technology allowed it to avoid the stalled growth plaguing many wireless phone carriers. Nextel exceeded
                                                       September-quarter estimates by more than doubling earnings as the company added subscribers willing to pay a premium for its services.
         Boston
    Scientific Corp.          $13.1          17.3      The medical-device manufacturer surpassed September-quarter earnings estimates with 27 percent growth. Growing use of its new Express2 stent for blocked arteries allowed the company to triple its U.S. stent market share.
                                                       Your team sold Boston Scientific after the stock reached its target price and used the proceeds to fund a new idea.

   TJX Companies, Inc.        $12.0          14.8      The discount retailer benefits from uncertain economic conditions by appealing to cost-conscious consumers with discounted merchandise from department stores at its T.J. Maxx and Marshalls stores. Excess inventory at suppliers gave TJX the opportunity to negotiate better prices in the October quarter, enabling the company to improve profit margins and exceed earnings estimates.

     Qualcomm, Inc.           $11.1          29.7      September-quarter earnings jumped 55 percent, beating consensus estimates by
                                                       15 percent. The largest supplier of chips to the wireless-communications industry raised its shipment forecasts for the first half of its September
                                                       2003 fiscal year. Your team sold Qualcomm when it reached its target price and used the proceeds to fund a new idea.

         Brinker
   International, Inc.        $8.7           15.2      The operator of Chili's, Macaroni Grill and On the Border restaurants enjoyed better than expected same-store sales, prompting analysts to raise earnings estimates. An agreement with Waterloo Restaurant Ventures makes Brinker the first domestic franchisee for Macaroni Grill in the Pacific Northwest.

                             $ LOSS
    BIGGEST $ LOSERS      (IN MILLIONS)     % LOSS     REASON FOR MOVE
    ----------------      -------------     ------     ---------------

 Tenet Healthcare Corp.       $41.0          42.1      Questions arose concerning above-average amounts of a certain kind of
                                                       Medicare payments made to the hospital operator. In two unrelated events soon after, federal agents collected information from a Tenet hospital on two doctors and the Federal Trade Commission subpoenaed information to determine the impact of an acquisition Tenet made in 1999. Your team sold Tenet to fund an opportunity with greater earnings visibility.

   L-3 Communications
     Holdings, Inc.           $21.0          14.8      L-3, which sells intelligent communications and surveillance equipment to the
                                                       U.S. military and government, exceeded September-quarter earnings estimates with 51 percent growth. Despite solid fundamentals, shares retraced as investors cooled on defense-related stocks in favor of a speculative run up in technology stocks.

Darden Restaurants, Inc.      $18.1          23.3      Disappointing same-store sales at the company's Red Lobster restaurant chain forced management to lower November-quarter guidance. Your team sold shares to fund a prospect with greater near-term growth potential.

    AmerisourceBergen
          Corp.               $16.4          16.0      The pharmacy servicing company grew September-quarter earnings 38 percent, beating estimates. Despite merger-related synergies driving growth, investors grew concerned as low-cost generics represented a higher percentage of sales, even though higher margins on generics help improve profitability. Your team sold to fund an idea with greater near-term earnings prospects.

    Blockbuster, Inc.         $16.1          46.2      Consumer electronics retailers sold DVDs at cut-rate prices to draw customers for other products, negatively affecting DVD rentals at the largest movie-
                                                       rental chain. Your team sold Blockbuster to fund an opportunity with greater earnings potential.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2002
                                  (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                              COST       VALUE (B)<F4>
 ---------                                            ----       ------------

COMMON STOCKS - 96.0% (A)<F3>

               AEROSPACE/DEFENSE - 5.7%
    585,900    Alliant Techsystems Inc.         $   36,452,440  $   36,530,865
  2,700,000    L-3 Communications Holdings, Inc.   120,010,862     121,257,000
  1,050,000    Titan Corp.                          10,448,052      10,920,000
    125,000    Veridian Corp.                        2,913,503       2,667,500
                                                --------------  --------------
                                                   169,824,857     171,375,365

                  THIS SECTOR IS 0.9% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 6.9%
    100,000    Brown Shoe Company, Inc.              2,463,010       2,383,000
     69,300    Cato Corp.                            1,318,512       1,496,187
    143,000    Kellwood Co.                          3,908,766       3,718,000
    129,600    Kenneth Cole Productions, Inc.        3,146,191       2,630,880
    699,450    Pacific Sunwear of California, Inc.   8,458,320      12,373,271
    300,000    Polo Ralph Lauren Corp.               6,333,050       6,528,000
    600,000    Quiksilver, Inc.                     14,887,941      15,996,000
  1,150,000    Ross Stores, Inc.                    44,670,452      48,748,500
  4,780,000    TJX Companies, Inc.                  92,097,314      93,305,600
    800,000    Too Inc.                             21,428,696      18,816,000
                                                --------------  --------------
                                                   198,712,252     205,995,438

                  THIS SECTOR IS 3.7% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 4.3%
    594,800    Advance Auto Parts, Inc.             30,387,046      29,085,720
    375,000    Harman International
                Industries, Inc.                    18,469,967      22,312,500
     50,000    Keystone Automotive
                Industries, Inc.                       795,380         751,000
  4,890,000    Nissan Motor Co., Ltd. SP-ADR        71,251,074      75,208,200
                                                --------------  --------------
                                                   120,903,467     127,357,420

                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 2.2%
  1,500,000    Black & Decker Corp.                 70,398,041      64,335,000
     25,000    Chicago Bridge & Iron Co. N.V.          740,765         755,000
     71,100    Healthcare Services Group, Inc.         881,489         927,144
                                                --------------  --------------
                                                    72,020,295      66,017,144

                  THIS SECTOR IS 8.3% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 4.1%
    175,000    Allen Telecom Inc.                    1,446,455       1,657,250
 10,020,000    Nextel Communications, Inc.          69,873,514     115,731,000
    300,000    UTStarcom, Inc.                       4,906,519       5,949,000
                                                --------------  --------------
                                                    76,226,488     123,337,250

                  THIS SECTOR IS 61.8% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 1.6%
    175,000    Anteon International Corp.            4,223,257       4,200,000
     90,000    Benchmark Electronics, Inc.           2,332,799       2,579,400
     60,000    DSP Group, Inc.                         931,240         949,200
    120,000    ESCO Technologies Inc.                4,199,160       4,440,000
    200,000    ManTech International Corp.           3,617,090       3,814,000
    700,000    Marvel Technology Group Ltd.         16,640,820      13,202,000
  1,375,000    Seagate Technology                   16,339,700      14,753,750
    200,000    Zoran Corp.                           3,076,636       2,814,000
                                                --------------  --------------
                                                    51,360,702      46,752,350

                  THIS SECTOR IS 9.0% BELOW YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 3.8%
     65,000    CIBER, Inc.                             386,381         334,750
    250,000    Coinstar, Inc.                        7,921,579       5,662,500
  1,275,000    Commerce Bancorp, Inc./New Jersey    56,191,891      55,067,250
    743,900    Copart, Inc.                         10,890,220       8,807,776
    160,000    Diebold, Inc.                         6,292,560       6,595,200
    200,000    Friedman, Billings, Ramsey
                Group, Inc.                          1,742,960       1,872,000
    375,000    FTI Consulting, Inc.                 12,885,251      15,056,250
    275,000    Kroll Inc.                            5,297,118       5,247,000
    300,000    NDCHealth Corp.                       5,318,548       5,970,000
    150,000    Per-Se Technologies, Inc.             1,677,330       1,345,350
    200,000    UCBH Holdings, Inc.                   8,386,450       8,490,000
                                                --------------  --------------
                                                   116,990,288     114,448,076

                  THIS SECTOR IS 2.2% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 6.9%
    802,300    Applebee's International, Inc.       17,963,154      18,606,139
  2,050,000    Brinker International, Inc.          64,271,714      66,112,500
    500,000    Outback Steakhouse, Inc.             15,932,555      17,220,000
    142,000    Peet's Coffee & Tea Inc.              1,861,174       2,006,460
  3,260,700    Pepsi Bottling Group, Inc.           86,519,087      83,799,990
    500,000    Performance Food Group Co.           17,203,952      16,979,500
    150,000    Red Robin Gourmet Burgers             1,800,000       1,911,000
                                                --------------  --------------
                                                   205,551,636     206,635,589

                  THIS SECTOR IS 0.5% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 4.6%
    100,000    eResearch Technology, Inc.            1,682,673       1,675,000
  1,465,000    Express Scripts, Inc.                74,955,651      70,378,600
  1,900,000    McKesson Corp.                       54,199,611      51,357,000
    624,000    Priority Healthcare Corp. Cl B       15,016,578      14,476,800
                                                --------------  --------------
                                                   145,854,513     137,887,400

                  THIS SECTOR IS 5.5% BELOW YOUR FUND'S COST.

               HOME/OFFICE RELATED - 3.0%
     50,000    Danka Business Systems PLC-ADR          202,490         212,500
  2,950,000    Newell Rubbermaid Inc.              101,972,486      89,473,500
                                                --------------  --------------
                                                   102,174,976      89,686,000

                  THIS SECTOR IS 12.2% BELOW YOUR FUND'S COST.

               INSURANCE - 8.6%
  2,725,000    Allstate Corp.                      110,746,104     100,797,750
     50,100    Erie Indemnity Co.                    2,200,975       1,816,626
    100,000    Hilb, Rogal and Hamilton Co.          3,986,522       4,090,000
    725,000    Old Republic International Corp.     19,603,009      20,300,000
    200,000    Platinum Underwriters
                Holdings, Ltd.                       4,500,000       5,270,000
  1,650,200    Progressive Corp.                    89,066,502      81,899,426
  1,117,700    RenaissanceRe Holdings, Ltd.         36,757,698      44,260,920
                                                --------------  --------------
                                                   266,860,810     258,434,722

                  THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 8.0%
    850,000    AGCO Corp.                           20,608,655      18,785,000
  1,380,000    Ball Corp.                           70,039,200      70,642,200
    300,000    Constar International Inc.            3,600,000       3,525,000
  2,139,000    Deere & Co.                         100,112,457      98,073,150
     30,200    H.B. Fuller Co.                         903,524         781,576
    700,000    Moore Corporation Ltd.                9,027,240       6,370,000
  1,950,000    Pactiv Corp.                         38,370,826      42,627,000
                                                --------------  --------------
                                                   242,661,902     240,803,926

                  THIS SECTOR IS 0.8% BELOW YOUR FUND'S COST.

               MEDIA GROUP - 2.1%
    300,000    Cox Radio, Inc.                       6,845,273       6,843,000
  1,213,300    Fox Entertainment Group, Inc.        32,728,649      31,460,869
    100,000    Insignia Systems, Inc.                  976,579       1,047,000
    525,000    Tribune Co.                          23,696,100      23,866,500
                                                --------------  --------------
                                                    64,246,601      63,217,369

                  THIS SECTOR IS 1.6% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 10.0%
  2,450,000    Aetna Inc.                           99,551,473     100,744,000
    210,000    American Medical Security
                Group, Inc.                          2,988,819       2,935,800
  1,125,000    Anthem, Inc.                         65,369,558      70,762,500
  4,238,800    Caremark Rx, Inc.                    58,293,007      68,880,500
  1,040,000    Coventry Health Care, Inc.           29,201,424      30,191,200
  1,050,000    First Health Group Corp.             27,857,803      25,567,500
     68,800    WellChoice Inc.                       1,713,449       1,647,760
                                                --------------  --------------
                                                   284,975,533     300,729,260

                  THIS SECTOR IS 5.5% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 4.7%
    666,000    The Cooper Companies, Inc.           18,514,971      16,663,320
    325,000    Hanger Orthopedic Group, Inc.         5,614,606       4,273,750
    518,000    Henry Schein, Inc.                   25,615,441      23,310,000
     50,000    Merit Medical Systems, Inc.             966,175         996,000
    200,000    Patterson Dental Co.                  8,586,722       8,748,000
  2,212,300    St. Jude Medical, Inc.               80,145,986      87,872,556
                                                --------------  --------------
                                                   139,443,901     141,863,626

                  THIS SECTOR IS 1.7% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 6.0%
  1,100,000    AdvancePCS                           24,486,070      24,431,000
    100,000    AmSurg Corp.                          2,592,865       2,043,000
     75,500    Curative Health Services, Inc.          972,920       1,302,375
    276,800    Laboratory Corporation
                of America Holdings                  6,439,021       6,432,832
    500,000    LifePoint Hospitals, Inc.            16,172,857      14,965,500
     90,000    Odyssey Healthcare, Inc.              3,009,062       3,123,000
    802,000    Omnicare, Inc.                       13,410,392      19,111,660
  1,050,000    Quest Diagnostics Inc.               63,957,721      59,745,000
     75,000    SFBC International, Inc.              1,137,821         973,500
    850,000    Universal Health
                 Services, Inc. Cl B                42,886,665      38,335,000
  1,200,000    WebMD Corp.                           9,864,981      10,260,000
                                                --------------  --------------
                                                   184,930,375     180,722,867

                  THIS SECTOR IS 2.3% BELOW YOUR FUND'S COST.

               OIL/GAS - 3.9%
  3,375,000    Chesapeake Energy Corp.              26,269,727      26,122,500
    191,500    Denbury Resources Inc.                1,915,000       2,163,950
  1,390,000    Pioneer Natural Resources Co.        32,320,612      35,097,500
    480,000    Pogo Producing Co.                   17,462,688      17,880,000
    100,000    Remington Oil & Gas Corp.             1,405,928       1,641,000
    172,500    Ultra Petroleum Corp.                 1,455,580       1,707,750
  1,275,000    XTO Energy, Inc.                     28,526,843      31,492,500
                                                --------------  --------------
                                                   109,356,378     116,105,200

                  THIS SECTOR IS 6.2% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 1.5%
  1,725,000    IVAX Corp.                           23,760,039      20,924,250
    210,000    K-V Pharmaceutical Co.                4,551,836       4,872,000
  1,225,000    SICOR Inc.                           20,966,934      19,416,250
                                                --------------  --------------
                                                    49,278,809      45,212,500

                  THIS SECTOR IS 8.3% BELOW YOUR FUND'S COST.

               RAW & INTERMEDIATE MATERIALS - 1.2%
    450,000    Agrium Inc.                           4,357,734       5,089,500
    405,000    Airgas, Inc.                          6,580,431       6,986,250
    437,200    IMC Global Inc.                       4,867,182       4,664,924
    285,000    Potash Corporation of
                Saskatchewan, Inc.                  18,897,521      18,123,150
                                                --------------  --------------
                                                    34,702,868      34,863,824

                  THIS SECTOR IS 0.5% ABOVE YOUR FUND'S COST.

               SOFTWARE - 1.4%
  1,270,000    Autodesk, Inc.                       19,363,393      18,161,000
    340,000    Electronic Arts Inc.                 17,727,294      16,921,800
    225,000    Informatica Corp.                     1,359,667       1,296,000
    275,000    Network Associates, Inc.              4,390,513       4,424,750
                                                --------------  --------------
                                                    42,840,867      40,803,550

                  THIS SECTOR IS 4.8% BELOW YOUR FUND'S COST.

               SPECIALTY RETAILING - 4.8%
    150,000    Aaron Rents, Inc.                     3,205,000       3,282,000
    225,000    A.C. Moore Arts & Crafts, Inc.        3,737,455       2,859,750
    150,000    Bombay Company, Inc.                    703,860         750,000
    320,000    Cost Plus, Inc. - California          9,043,648       9,174,400
    550,000    Dollar Tree Stores, Inc.             14,551,218      13,513,500
    900,000    Family Dollar Stores, Inc.           26,513,555      28,089,000
    275,000    Fred's, Inc.                          7,565,133       7,067,500
    188,400    Guitar Center, Inc.                   3,201,357       3,119,904
    991,300    J.C. Penney Company, Inc.
                (Holding Co.)                       20,197,984      22,809,813
  1,290,000    Pier 1 Imports, Inc.                 26,673,910      24,419,700
    200,000    Regis Corp.                           4,992,420       5,198,000
     90,000    Rent-A-Center, Inc.                   4,601,218       4,495,500
    110,000    Sharper Image Corp.                   2,149,201       1,917,300
    729,500    Staples, Inc.                        11,962,399      13,349,850
    457,000    Toys "R" Us, Inc.                     5,479,621       4,570,000
                                                --------------  --------------
                                                   144,577,979     144,616,217

                  THIS SECTOR IS 0.0% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.6%
    475,000    Atlantic Coast Airlines
                Holdings, Inc.                       5,802,205       5,714,250
    180,000    JetBlue Airways Corp.                 4,735,803       4,860,000
    271,500    Werner Enterprises, Inc.              5,432,108       5,845,395
                                                --------------  --------------
                                                    15,970,116      16,419,645

                  THIS SECTOR IS 2.8% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.1%
     50,000    Elizabeth Arden, Inc.                   728,637         740,000
    150,000    Jarden Corp.                          3,162,267       3,580,500
                                                --------------  --------------
                                                     3,890,904       4,320,500

                  THIS SECTOR IS 11.0% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
               Total common stocks               2,843,356,517   2,877,605,238

WARRANTS - 0.0% (A)<F3>
      9,908    American Bank Note
               Holographics, Inc.
               Expire 06/18/03                               0               0
                                                --------------  --------------
               Total long-term investments       2,843,356,517   2,877,605,238

SHORT-TERM INVESTMENTS - 3.0% (A)<F3>

               COMMERCIAL PAPER - 2.9%
$30,000,000    Household Finance Corp.,
               due 01/02/03, discount of 1.35%      29,998,875      29,998,875
 25,000,000    Household Finance Corp.,
               due 01/03/03, discount of 1.35%      24,998,125      24,998,125
 30,000,000    General Motors Acceptance Corp.,
               due 01/30/03, discount of 1.93%      29,953,358      29,953,358
                                                --------------  --------------
               Total commercial paper               84,950,358      84,950,358

               VARIABLE RATE DEMAND NOTE - 0.1%

  3,505,029    U.S. Bank, N.A.                       3,505,029       3,505,029
                                                --------------  --------------
               Total short-term investments         88,455,387      88,455,387
                                                --------------  --------------
               Total investments                $2,931,811,904   2,966,060,625
                                                --------------
                                                --------------
               Cash and receivables, less
               liabilities 1.0% (A)<F3>                             31,046,509
                                                                --------------
                NET ASSETS                                      $2,997,107,134
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($2,997,107,134/163,994,649
               shares outstanding)                                      $18.28
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. Nextel Communications, Inc.                       +51.4%
 2. St. Jude Medical, Inc.                            +13.1%
 3. SLM Corp.                                          +5.9%
 4. Deere & Co.                                        +0.6%
 5. Aetna Inc.                                         +9.8%
 6. Tribune Co.                                        -3.5%
 7. Nissan Motor Co., Ltd.                             +7.1%
 8. Pepsi Bottling Group, Inc.                         +3.3%
 9. Anthem, Inc.                                       +9.2%
10. Progressive Corp.                                  -7.9%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             31%
                         S&P 500                    12%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2002.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     48.7%

                                    MID CAP
                            $2 billion to $9 billion
                                     44.6%

                                   SMALL CAP
                                below $2 billion
                                      1.8%

                                      CASH
                                      4.9%

                            TOP TEN INDUSTRY GROUPS

Medical/Managed Care (11.9%)
Financial/Business Services  (9.7%)
Insurance (7.8%)
Medical Products (6.4%)
Media Group (6.2%)
Communications Equipment/Services (6.0%)
Home/Office Related (5.9%)
Specialty Retailing (5.2%)
Machinery & Miscellaneous Manufacturing (4.3%)
Automotive Related (4.0%)
All Others (27.7%)
Cash (4.9%)

                              BRANDYWINE BLUE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                             $ GAIN
    BIGGEST $ WINNERS     (IN MILLIONS)   % GAIN   REASON FOR MOVE
    -----------------     -------------   ------   ---------------

         Nextel
  Communications, Inc.        $5.0         53.0    Nextel's unique walkie-talkie Direct Connect technology allowed it to avoid the stalled growth plaguing many wireless phone carriers. Nextel exceeded September-
                                                   quarter estimates by more than doubling earnings as the company added subscribers willing to pay a premium for its services.

 Boston Scientific Corp.      $1.9         18.7    The medical-device manufacturer surpassed September-quarter earnings estimates with 27 percent growth. Growing use of its new Express2 stent for blocked arteries allowed the company to triple its U.S. stent market share. Your team sold Boston Scientific after the stock reached its target price and used the proceeds to fund a new idea.

     Qualcomm, Inc.           $1.6         29.7    September-quarter earnings jumped 55 percent, beating consensus estimates by 15 percent. The largest supplier of chips to the wireless-communications industry raised its shipment forecasts for the first half of its September 2003 fiscal year. Your team sold Qualcomm when it reached its target price and used the proceeds to fund a new idea.

 St. Jude Medical, Inc.       $1.2         12.2    Sales of existing cardiac-related products such as pacemakers enabled the medical-device maker to beat September-quarter earnings estimates with 34 percent growth. Your team bought on weakness related to the company's delayed participation in the cardiac resynchronization therapy market. St. Jude expects to offer such devices, which help the two sides of the heart beat together, in time to benefit from their widespread use.

      Staples, Inc.           $1.2         17.6    A renewed focus on small business customers and enhanced customer service through its "Back to Brighton" plan drove better-than-expected sales and helped the office-supply retailer top October-quarter earnings expectations with 35 percent growth. The company also raised its full-year sales forecast.

                             $ LOSS
    BIGGEST $ LOSERS      (IN MILLIONS)   % LOSS   REASON FOR MOVE
    ----------------      ------------    ------   ---------------

 Tenet Healthcare Corp.       $4.9         30.2    Questions arose concerning above-average amounts of a certain kind of Medicare payments made to the hospital operator. In two unrelated events soon after, federal agents collected information from a Tenet hospital on two doctors and the Federal Trade Commission subpoenaed information to determine the impact of an acquisition Tenet made in 1999. Your team sold Tenet to fund an opportunity with greater earnings visibility.

        HCA, Inc.             $1.5         12.0    Despite strong December-quarter earnings results, concerns mounted that the outcome of an investigation into hospital-operator Tenet Healthcare's Medicare reimbursement practices would lead to greater scrutiny of other hospital operators. Your team sold shares to fund an idea with greater near-term earnings visibility.
    AmerisourceBergen
          Corp.               $1.5         16.4    The pharmacy servicing company grew September-quarter earnings 38 percent, beating estimates. Despite merger-related synergies driving growth, investors grew concerned as low-cost generics represented a higher percentage of sales, even though higher margins on generics help improve profitability. Your team sold to fund an idea with greater near-term earnings prospects.
   L-3 Communications
     Holdings, Inc.           $1.2         14.8    L-3, which sells intelligent communications and surveillance equipment to the
                                                   U.S. military and government, exceeded September-quarter earnings estimates with
                                                   51 percent growth. Despite solid fundamentals, shares retraced as investors cooled on defense-related stocks in favor of a speculative run up in technology stocks.

   Sears Roebuck & Co.        $1.0         28.4    Rising defaults and delinquencies forced the general merchandise retailer to put more money aside to cover uncollectible credit card accounts. Your team sold
                                                   Sears to fund an idea with greater earnings visibility.

All gains/losses are calculated on an average cost basis

                           Brandywine Blue Fund, Inc.
                            Statement of Net Assets
                               December 31, 2002
                                  (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                                COST      VALUE (B)<F6>
 ---------                                              ----      ------------

COMMON STOCKS - 95.1% (A)<F5>

               AEROSPACE/DEFENSE - 2.8%
    150,000    L-3 Communications Holdings, Inc.   $  8,638,865   $  6,736,500

                  THIS SECTOR IS 22.0% BELOW YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 3.7%
    454,000    TJX Companies, Inc.                    8,162,065      8,862,080

                  THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE  RELATED - 4.0%
    630,000    Nissan Motor Co., Ltd. SP-ADR          9,043,472      9,689,400

                  THIS SECTOR IS 7.1% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 6.0%
  1,240,000    Nextel Communications, Inc.            9,459,190     14,322,000

                  THIS SECTOR IS 51.4% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 0.6%
    125,000    Seagate Technology                     1,483,970      1,341,250

                  THIS SECTOR IS 9.6% BELOW YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 9.7%
    330,000    Accenture Ltd.                         6,120,402      5,936,700
    100,000    SLM Corp.                              9,811,040     10,386,000
    200,000    Washington Mutual, Inc.                6,933,560      6,906,000
                                                   ------------   ------------
                                                     22,865,002     23,228,700

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 4.0%
    375,000    Pepsi Bottling Group, Inc.             9,329,149      9,637,500

                  THIS SECTOR IS 3.3% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 3.7%
    325,000    McKesson Corp.                         9,138,811      8,784,750

                  THIS SECTOR IS 3.9% BELOW YOUR FUND'S COST.

               HOME/OFFICE & RELATED - 5.9%
    135,000    Clorox Co.                             5,963,691      5,568,750
    285,000    Newell Rubbermaid Inc.                 9,953,810      8,644,050
                                                   ------------   ------------
                                                     15,917,501     14,212,800

                  THIS SECTOR IS 10.7% BELOW YOUR FUND'S COST.

               INSURANCE - 7.8%
    250,000    Allstate Corp.                         9,981,162      9,247,500
    190,000    Progressive Corp.                     10,243,281      9,429,700
                                                   ------------   ------------
                                                     20,224,443     18,677,200

                  THIS SECTOR IS 7.7% BELOW YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 3.2%
    400,000    Mattel, Inc.                           7,308,540      7,660,000

                  THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 4.3%
    225,000    Deere & Co.                           10,256,440     10,316,250

                  THIS SECTOR IS 0.6% ABOVE YOUR FUND'S COST.

               MEDIA GROUP - 6.2%
    175,000    Fox Entertainment Group, Inc.          4,708,087      4,537,750
    225,000    Tribune Co.                           10,598,592     10,228,500
                                                   ------------   ------------
                                                     15,306,679     14,766,250

                  THIS SECTOR IS 3.5% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 11.9%
    250,000    Aetna Inc.                             9,358,328     10,280,000
    150,000    Anthem, Inc.                           8,639,030      9,435,000
    125,000    WellPoint Health Networks Inc.         9,626,872      8,895,000
                                                   ------------   ------------
                                                     27,624,230     28,610,000

                  THIS SECTOR IS 3.6% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 6.4%
    158,800    Biomet, Inc.                           4,182,937      4,551,208
    270,000    St. Jude Medical, Inc.                 9,482,197     10,724,400
                                                   ------------   ------------
                                                     13,665,134     15,275,608

                  THIS SECTOR IS 11.8% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 3.4%
    145,000    Quest Diagnostics Inc.                 8,919,483      8,250,500

                  THIS SECTOR IS 7.5% BELOW YOUR FUND'S COST.

               PHARMACEUTICALS - 2.9%
    130,000    Johnson & Johnson                      7,151,306      6,982,300

                  THIS SECTOR IS 2.4% BELOW YOUR FUND'S COST.

               SOFTWARE - 1.0%
     50,000    Electronic Arts Inc.                   2,606,955      2,488,500

                  THIS SECTOR IS 4.5% BELOW YOUR FUND'S COST.

               SPECIALTY RETAILING - 5.2%
    200,000    J.C. Penney Company, Inc.
                (Holding Co.)                         4,156,340      4,602,000
    425,000    Staples, Inc.                          6,616,408      7,777,500
                                                   ------------   ------------
                                                     10,772,748     12,379,500

                  THIS SECTOR IS 14.9% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 2.4%
    105,000    FedEx Corp.                            5,023,569      5,693,100

                  THIS SECTOR IS 13.3% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
               Total common stocks                  222,897,552    227,914,188
                                                   ------------   ------------
               Total long-term investments          222,897,552    227,914,188

SHORT-TERM INVESTMENTS - 5.3% (A)<F5>

               COMMERCIAL PAPER - 4.2%
$ 5,000,000    Household Finance Corp.,
               due 01/02/03, discount of 1.35%        4,999,812      4,999,812
  5,000,000    Household Finance Corp.,
               due 01/03/03, discount of 1.35%        4,999,625      4,999,625
                                                   ------------   ------------
               Total commercial paper                 9,999,437      9,999,437

               VARIABLE RATE DEMAND NOTE - 1.1%
  2,766,687    U.S. Bank, N.A.                        2,766,687      2,766,687
                                                   ------------   ------------
               Total short-term investments          12,766,124     12,766,124
                                                   ------------   ------------
               Total investments                   $235,663,676    240,680,312
                                                   ------------
                                                   ------------
               Liabilities, less cash and
               receivables (0.4%) (A)<F5>                           (1,084,986)
                                                                  ------------
                NET ASSETS                                        $239,595,326
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($239,595,326 / 13,010,939
               shares outstanding)                                      $18.41
                                                                        ------
                                                                        ------

(a)<F5>   Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

"Under the veteran duo of Foster Friess and Bill D'Alonzo, it (Brandywine) has lost an annualized 2% over the five-year period to October 1. That may not seem impressive. But compared with its peers - funds that invest mainly in fast-growing, midsize companies - BRANDYWINE HASN'T HAD A BELOW-AVERAGE YEAR since 1998."
                                                      Kiplinger's, December 2002

"D'Alonzo and his associates search for companies that other analysts are overly pessimistic about. FINDING THEM BEFORE THE REST OF THE STREET DOES HAS PROVIDED HIS INVESTORS WITH HIGH RETURNS. His large-cap growth Brandywine Blue Fund, has a five-star rating from Morningstar, the Chicago mutual fund tracker's highest rating."
                                                      WSJ.com, November 21, 2002

                               Board of Directors

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
  (800) 656-3017           www.brandywinefunds.com           bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster Friess, President and Treasurer; Lynda Campbell, Vice President
  and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President;
    Christopher Long, Vice President; David Marky, Vice President; and Paul
                Robinson, Vice President and Assistant Secretary

                        Report Editor: Rebecca Schuster
             Report Staff: Chris Aregood, David Marky, Adam Rieger

   This material is appropriate for use by prospective investors only when preceded or accompanied by a current Brandywine Funds prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing. Past performance does not guarantee future results.
                            ---------------------------------------------------
The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the funds as of 12/31/02, unless listed in the accompanying financial statements.

   The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Nasdaq Composite Index is a market-value weighted index that measures all the domestic and non-U.S. common stocks listed on the Nasdaq Stock Market. The German (Frankfurt) Xetra DAX Index is the Deutsche B.rse Blue Chip Index listing the 30 major German companies. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. Kiplinger's Personal Finance, "Clean House," December 2002. WSJ.com, "Brandywine Blue Digging A Little Deeper," November 21, 2002.

 Morningstar's percent rank in category is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Fund was ranked in the 27, 44, and 23 percentile out of the 677 funds in Morningstar's mid-cap growth category for the 1-, 5- and 10-year periods, respectively as of 12/31/02. Over the same periods, Brandywine Blue Fund was ranked in the 2, 15 and 5 percentile out of the 1,063 funds in Morningstar's large-cap growth category.